Exhibit 99.1

EXECUTION COPY

44,500,000 Shares

SEAGATE TECHNOLOGY

COMMON SHARES, $0.00001 PAR VALUE PER SHARE

UNDERWRITING AGREEMENT

August 2, 2005

August 2, 2005

Goldman,	Sachs & Co.

85 Broad Street

New	York, New York 10004

Dear Sirs and Mesdames:

New SAC, a Cayman Islands exempted limited liability company (the “Selling Shareholder” or “New SAC”) proposes to sell to Goldman, Sachs & Co. (the “Underwriter”), an aggregate of 44,500,000 Common Shares, $0.00001 par value per share (the “Shares”), of Seagate Technology, an exempted limited liability company incorporated under the laws of the Cayman Islands (the “Company”).

The Company has filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder, including Rule 415 thereunder, a registration statement (No. 333-122149) on Form S-3, including a prospectus, for the registration of the Shares. The term “Registration Statement” means such registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term “Base Prospectus” means the prospectus included in the Registration Statement. If the Company has filed or files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) (the “Rule 462 Registration Statement”) under the Securities Act, then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the “Prospectus Supplement”) specifically relating to the Shares, pursuant to Rule 424 under the Securities Act. The term “Prospectus” means the Prospectus Supplement as initially filed together with the Base Prospectus in the form in which it was declared effective by the Commission. As used herein, the terms “Base Prospectus,” “Prospectus” and “Registration Statement” shall include in each case the documents, if any, incorporated or deemed to be incorporated by reference therein (it being understood that any statement contained in a document incorporated or deemed to be incorporated by reference in the Base Prospectus, Prospectus Supplement or Registration Statement, or any supplements or amendments to any of such documents, shall not be deemed to constitute a part thereof to the extent modified or superseded by a statement contained in any subsequently filed document which also is or is deemed to be incorporated by reference therein). The terms

“supplement” and “amendment” or “amend” as used in this Agreement shall include all documents filed subsequent to the date of the Base Prospectus, as the case may be, by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference in the Prospectus.

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriter that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

(b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

(c) The Company has been duly incorporated, is validly existing as an exempted limited liability company in good standing under the laws of the Cayman Islands, has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(d) Each subsidiary of the Company has been duly incorporated (or organized), is validly existing as a corporation, limited liability company or other similar entity in good standing under the laws of the jurisdiction of its incorporation (or organization), has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(e) This Agreement has been duly authorized, executed and delivered by the Company.

(f) The authorized share capital of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

(g) The common shares of the Company (including the Shares to be sold by the Selling Shareholder) outstanding have been duly authorized and are validly issued, fully paid and non-assessable.

(h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law (except for such contraventions of applicable law that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement), or the memorandum and articles of association of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary (except for contraventions of any such judgment, order or decree that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement), and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as (i) may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or (ii) the failure of which to obtain would not reasonably be expected to have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement.

(i) There has been no material adverse change, or, to the knowledge of the Company, any development involving a prospective material adverse change, in the financial condition or in the earnings, business affairs or management of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

(j) There are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(k) The financial statements (including the summary financial information of the Company and the selected historical consolidated financial information of the Company) included in the Registration Statement or the Prospectus present fairly in all material respects the financial position of the entities purported to be covered as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis (except, in each case, that the summary and selected historical consolidated financial information of the Company does not include the notes to consolidated financial statements that would appear if full financial statements had been presented for the Company and that interim periods of the Company and its predecessor have been combined therein into full year and nine-month periods).

(l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(m) The Company is not required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(o) Except as disclosed in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(p) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding share capital, nor declared, paid or otherwise made any dividend or distribution of any kind on its share capital other than ordinary and customary dividends; and (iii) there has not been any material change in the share capital or capital stock or long-term debt of the Company and its subsidiaries, except, in the case of each of (i), (ii) and (iii) above, as described in the Prospectus.

(r) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus, such as do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or such as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Prospectus.

(s) Except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property currently employed by them in connection with the business now operated by them, and neither the Company nor, to the knowledge of the Company, any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(t) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Prospectus, or, to the knowledge of the Company, is imminent.

(u) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, other than as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

(v) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses except such as the failure of which to obtain would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor, to the knowledge of the Company, any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

(w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x) As of the date of the Prospectus, all of the material assets previously used in the rigid disc drive operations of New SAC and its subsidiaries are held by the Company and its subsidiaries.

(y) Each periodic report containing financial statements filed with the Commission by the Company pursuant to section 13(a) of the Exchange Act complied with the requirements of such section and the information in such reports fairly presented, in all material respects, the financial condition and results of operations of the Company, as of the date of each such filing.

(z) The Company is aware of no reason that its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 would not be accompanied by the certifications required to be filed or submitted by the Company’s chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

2. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with the Underwriter that:

(a) This Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

(b) The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement will not contravene any provision of applicable law, or the memorandum and articles of association of the Selling Shareholder, or any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(c) The Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Shareholder or a security entitlement in respect of such Shares.

(d) Upon payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriter with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share register in accordance with its memorandum and articles of association and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the Underwriter on the records of DTC will have been made pursuant to the UCC.

(e) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the representations and warranties set forth in this paragraph 2(e) are limited to statements or omissions in the Registration Statement or Prospectus made in reliance upon information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto.

3. Agreements to Sell and Purchase. The Selling Shareholder hereby agrees to sell to the Underwriter, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, the Shares at $18.73 a share (the “Purchase Price”).

The Selling Shareholder hereby agrees that, without the prior written consent of Goldman, Sachs & Co., it will not, during the period ending 45 days after the date of the Prospectus Supplement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any (A) Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or (B) any Ordinary Shares, $0.0001 par value per share or Non-Voting Ordinary Shares, $0.0001 par value per share of New SAC (collectively, the “Share Capital”), or any securities convertible into or exercisable or exchangeable for Share Capital or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares or Share Capital, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares, Share Capital or other securities, in cash or otherwise.

The restrictions contained in the preceding two paragraphs shall not apply to the following transactions:

(a) the Shares to be sold hereunder;

(b) the issuance by New SAC of Share Capital upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriter has been advised in writing; or

(c) the issuance of Share Capital pursuant to the New SAC 2000 Restricted Share Plan and the New SAC 2001 Restricted Share Plan, in each case as described in the Prospectus.

In addition, the Selling Shareholder agrees that, without the prior written consent of Goldman, Sachs & Co., it will not, during the period ending 45 days after the date of the Prospectus Supplement, make any demand for, or exercise any right with respect to, the registration of any shares of Common Shares or any security convertible into or exercisable or exchangeable for Common Shares or Share Capital. Furthermore, New SAC agrees that, without the prior written consent of Goldman, Sachs & Co., it will not, during the period ending 45 days after the date of the Prospectus Supplement, file a registration statement under the Securities Act with respect to any securities of New SAC.

4. Terms of Public Offering. The Selling Shareholder is advised by you that the Underwriter proposes to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable.

5. Payment and Delivery. Payment for the Shares to be sold by the Selling Shareholder shall be made to the Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Shares for the accounts of the Underwriter at 10:00 a.m., New York City time, on August 5, 2005, or at such other time on the same or such other date, not later than August 12, 2005, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

The Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The Shares shall be delivered to you on the Closing Date for the accounts of the Underwriter, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriter duly paid, against payment of the Purchase Price therefor.

6. Conditions to the Underwriter’s Obligations. The obligations of the Selling Shareholder to sell the Shares to the Underwriter and the obligations of the Underwriter to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 2:00 p.m. (New York City time) on the date hereof. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 7(b) hereof.

The obligations of the Underwriter are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the financial condition, earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

(b) The Underwriter shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that, to such officer’s knowledge after due inquiry, the representations and warranties of the Company contained in this Agreement that are qualified as to materiality are true and correct, and those not so qualified are true and correct in all material respects, as of the Closing Date and that the Company has complied in all material respects with all of the agreements and has satisfied in all material respects all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(c) The Underwriter shall have received on the Closing Date an opinion and a letter of Simpson Thacher & Bartlett LLP, outside U.S. counsel for the Company and the Selling Shareholder, dated the Closing Date, to the effect set forth in Exhibit A.

(d) The Underwriter shall have received on the Closing Date an opinion of Walkers, on behalf of the Company and the Selling Shareholder, Maples and Calder, outside Cayman Islands counsel for the Company, and William Hudson, General Counsel of the Company, in each case dated the Closing Date, to the effect set forth in Exhibit B, Exhibit C and Exhibit D, respectively.

(e) The Underwriter shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriter, dated the Closing Date, to the effect set forth in Exhibit E.

The opinions of Simpson Thacher & Bartlett LLP, Walkers and William Hudson described in Sections 6(c) and 6(d) above shall be rendered to the Underwriter at the request of the Company or the Selling Shareholder, as the case may be, and shall so state therein.

(f) The Underwriter shall have received, on the Closing Date, a letter dated the Closing Date, in form and substance satisfactory to the Underwriter, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter shall use a “cut-off date” not earlier than the date hereof.

7. Covenants of the Company. In further consideration of the agreements of the Underwriter herein contained, the Company covenants with the Underwriter as follows:

(a) To furnish to you, without charge, one conformed copy of the Registration Statement (including exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Before amending or supplementing the Registration Statement or the Prospectus during the period mentioned in Section 7(c) below, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriter the Prospectus is required by law to be delivered in connection with sales by the Underwriter or a dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading (including any amendment or supplement to the Prospectus that is made to correct any untrue statement of a material fact or omission of a material fact), or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

(d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, to execute a general consent to service of process in any state or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject.

(e) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and the Selling Shareholder agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Shareholder in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriter, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky memorandum, and all filing fees and the reasonable fees and disbursements of counsel to the Underwriter incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc. provided that such fees and disbursements shall not exceed $5,000 in the aggregate, (iv) the cost of printing certificates representing the Shares, (v) the costs and charges of any transfer agent, registrar or depositary and (vi) all other costs and expenses incident to the performance of the obligations of the Company hereunder, including the fees and expenses of the Company’s counsel and counsel for the Selling Shareholder in connection with the preparation and delivery of the opinions referenced in Sections 6(c) and 6(d) of this Agreement, for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled “Indemnity and Contribution”, and the last paragraph of Section 12 below, the Underwriter will pay all of its costs and expenses, including fees and disbursements of its counsel, stock transfer taxes payable on resale of any of the Shares by it and any advertising expenses connected with any offers it may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholder may otherwise have for the allocation of such expenses among themselves.

9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter, each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling the Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities unless such failure is the result of noncompliance by the Company with paragraph (a) of Section 7.

(b) The Selling Shareholder agrees to indemnify and hold harmless (i) the Underwriter, each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act, and (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling the Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities unless such failure is the result of noncompliance by the Company with paragraph (a) of Section 7. The liability of the Selling Shareholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the net proceeds received by the Selling Shareholder from the sale of Shares in the Public Offering.

(c) The Underwriter agrees to indemnify and hold harmless the Company, the Selling Shareholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to an actual or potential conflict (based upon the advice of outside counsel to the indemnified party). It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriter and all persons, if any, who control the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of the Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Shareholder and all persons, if any, who control the Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriter and such control persons and affiliates of the Underwriter, such firm shall be designated in writing by Goldman, Sachs & Co. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholder and such control persons of the Selling Shareholder, such firm shall be designated in writing by the Selling Shareholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholder on the one hand and the Underwriter on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholder and the total underwriting discounts and commissions received by the Underwriter from the resale of the shares by the Underwriter to the public. The relative fault of the Selling Shareholder on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholder or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The liability of the Selling Shareholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the net proceeds received by the Selling Shareholder from the sale of Shares in the Public Offering.

(f) The Selling Shareholder and the Underwriter agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter, any person controlling the Underwriter or any affiliate of the Underwriter, the Selling Shareholder or any person controlling the Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

10. No Fiduciary Duty. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter, the Company and the Selling Shareholder acknowledge and agree that in connection with the offering: (a) there exists no fiduciary or agency relationship between the Company or Selling Shareholder, on the one hand, and the Underwriter, on the other; (b) the relationship between the Company and the Selling Shareholder, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations, and the Underwriter is not acting as an advisor, expert or otherwise, to either the Company or the Selling Shareholder; (c) notwithstanding anything in this Agreement to the contrary, the Company and the Selling Shareholder acknowledge that the Underwriter may have financial interests in connection with the offering in addition to the difference between the price to the public and the purchase price paid to the Selling Shareholder by the Underwriter for the Shares, and the Underwriter has no obligation to disclose, or account to the Company or the Selling Shareholder for, any of such additional financial interests. The Company and the Selling Shareholder hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Shareholder may have against the Underwriter with respect to any breach or alleged breach of fiduciary duty in connection with the offering contemplated by this Agreement.

11. Termination. The Underwriter may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

12. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement or because of any termination pursuant to subsection (ii) of paragraph 11 hereof, or if for any reason the Selling Shareholder shall be unable to perform its obligations under this Agreement, the Selling Shareholder will reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15. Consent to Jurisdiction; Appointment of Agent for Service of Process; Judgment Currency.

(a) The Company and the Selling Shareholder each agree that any suit, action or proceeding against the Company or the Selling Shareholder arising out of or relating to this Agreement may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and any appellate court from any thereof, and each of them irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company and the Selling Shareholder each irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Agreement, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Company and the Selling Shareholder each agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or the Selling Shareholder, as the case may be, and may be enforced in any court to the jurisdiction of which the Company or the Selling Shareholder, as the case may be, is subject by a suit upon such judgment; provided that service of process is affected upon the Company or the Selling Shareholder, as the case may be, in the manner provided by this Section 15.

(b) The Company and the Selling Shareholder each have appointed CT Corporation System, with offices on the date hereof at 818 West Seventh Street, Suite 200, Los Angeles, California 90017, as its authorized agent (the “Authorized Agent”), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein which may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and each expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company and the Selling Shareholder hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and the Selling Shareholder agree to take any and all action, including the filing of any and all documents that may be necessary to continue such respective appointment in full force and effect for the term of this Agreement. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholder. Notwithstanding the foregoing, any action involving the Company or the Selling Shareholder arising out of or relating to this Agreement may be instituted in any court of competent jurisdiction in any other jurisdiction.

(c) Any action, suit or proceeding brought by the Company or the Selling Shareholder against the Underwriter arising out of or based upon this Agreement and the transactions contemplated herein shall be brought solely in a U.S. Federal or state court in the Borough of Manhattan, The City of New York, New York, and neither the Company or the Selling Shareholder shall initiate or seek to initiate, in the Cayman Islands or any other jurisdiction other than in such New York courts, any action, suit or proceeding against the Underwriter arising out of or based upon this Agreement and the transactions contemplated herein. The foregoing shall apply, without limitation, to any action seeking to obtain any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning, any claim by the Underwriter in respect of this Agreement and any transaction contemplated herein, and any action challenging the enforceability of or seeking to invalidate in any respect the submission by the Company or the Selling Shareholder hereunder to the jurisdiction of such New York courts or the designation, pursuant to this Section 15, of the laws of the State of New York as the law applicable to this Agreement.

(d) The provisions of this Section 15 shall survive any termination or cancellation of this Agreement.

16. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Company or the Selling Shareholder, shall be delivered or sent by mail or telecopy transmission to 920 Disc Drive, Scotts Valley, California 95066, Attention: William L. Hudson, Senior Vice President, General Counsel and Secretary (Facsimile: (831) 438-6675); with a copy to Simpson Thacher & Bartlett LLP, 3330 Hillview Avenue, Palo Alto, California 94304, Attention: William H. Hinman, Jr. (Facsimile: (650) 251-5002); or

(b) if to the Underwriter, shall be delivered or sent by mail or telecopy transmission to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, Attention: Larry W. Sonsini (Facsimile: (650) 493-6811).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholder shall only be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriter by Goldman, Sachs & Co.

17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Very truly yours,

SEAGATE TECHNOLOGY

By:	/S/ WILLIAM L. HUDSON
Name:	William L. Hudson
Title:	Executive Vice President and General Counsel

NEW SAC, as Selling Shareholder

By:	/S/ WILLIAM L. HUDSON
Name:	William L. Hudson
Title:	Executive Vice President and General Counsel

Accepted as of the date hereof

GOLDMAN, SACHS & CO.

By:	/S/ GOLDMAN, SACHS & CO.
(Goldman, Sachs & Co.)

[Signature Page to Underwriting Agreement]

EXHIBIT A

FORM OF OPINION OF SIMPSON THACHER & BARTLETT LLP

1. Upon the payment and transfer contemplated by the Underwriting Agreement, the Underwriter will acquire a security entitlement with respect to the Shares and no action based on an adverse claim may be asserted against the Underwriter.

2. The statements made in the Prospectus under the caption “Certain Income Tax Considerations—U.S. Federal Income Tax Considerations,” insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

3. Neither the Company nor any subsidiary of the Company is an “investment company” within the meaning of, and subject to regulation under, the U.S. Investment Company Act of 1940, as amended.

In addition to the numbered opinions set forth above, Simspon Thacher & Bartlett LLP shall deliver a letter addressed to the Underwriter and dated the Closing Date to the effect set forth in the two succeeding paragraphs:

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement on Form S-3 (File No. 333-122149) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), as it became effective under the Securities Act (the “Registration Statement”), the Company’s prospectus dated March 15, 2005, as supplemented by the prospectus supplement dated August 2, 2005 (the “Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Securities Act, or the Company’s Annual Report on Form 10-K for the fiscal year ended July 1, 2005 and the description of the Company’s Common Shares in the Company’s Registration Statement on Form 8-A filed on December 6, 2002 (together with any other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Agreement and prior to the Closing Date, collectively, the “Incorporated Documents”), each as filed under the Securities Exchange Act of 1934, as amended, and incorporated by reference or deemed to be incorporated by reference in the Prospectus, and we take no responsibility therefor, except as and to the extent set forth in paragraph 2 above.

In connection with, and under the circumstances applicable to the offering of the Shares, we participated in conferences with certain officers and employees of the Company, representatives of Ernst & Young LLP, representatives of Maples and Calder and your counsel in the course of the preparation by the Company of the Registration Statement and the Prospectus and also reviewed certain records and documents furnished to us by the Company, as well as the documents delivered to you at the closing. Certain of such records and documents were governed by Cayman Islands law and, accordingly, we necessarily relied upon directors, officers and employees of the Company, counsel to the Company in such jurisdiction and other persons in evaluating such corporate records and documents. Based upon our review of the Registration Statement, the Prospectus and the

Incorporated Documents, our reviews made in connection with the preparation of the Registration Statement and the Prospectus, our participation in the conferences referred to above, our review of the records and documents as described above, as well as our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder:

(i)	we advise you that each of the Registration Statement, as of its effective date, and the Prospectus, as of August 2, 2005, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no view with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement or the Prospectus; and

(ii)	nothing has come to our attention that causes us to believe that the Registration Statement (including the Company’s Annual Report on Form 10-K for the fiscal year ended July 1, 2005), as of the date of the filing of such Annual Report, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Incorporated Documents), as of August 2, 2005 or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, the Prospectus or the Incorporated Documents.

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EXHIBIT B

FORM OF OPINION OF WALKERS

1. Each of the Company and the Selling Shareholder is a company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has full corporate power and legal right to own its property, to conduct its business as described in the Prospectus (as defined below), to execute and deliver the Documents to be executed by it and to perform the provisions of the Documents to be performed on its part.

2. The Documents to which each of the Company and the Selling Shareholder are a party have been duly authorized and (when signed by a Director) executed and when delivered by each of the Company and the Selling Shareholder, will constitute the legal, valid and binding obligations of the Company and the Selling Shareholder enforceable in accordance with their respective terms.

3. The execution, delivery and performance of the Documents to which the Company or the Selling Shareholder are a party, the consummation of the transactions contemplated thereby and the compliance by the Company or the Selling Shareholder with the terms and provisions thereof do not:

(a) contravene any law, public rule or regulation of the Cayman Islands applicable to each of the Company or the Selling Shareholder; or

(b) contravene the Memorandum and Articles of Association of each of the Company or the Selling Shareholder.

4. Neither the execution, delivery or performance of any of the Documents to which each of the Company or the Selling Shareholder is a party nor the consummation or performance of any of the transactions contemplated thereby by each of the Company or the Selling Shareholder, requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Cayman Islands governmental or judicial authority or agency.

5. The law chosen in each of the Documents to govern its interpretation would be upheld as a valid choice of law in any action on that document in the courts of the Cayman Islands.

6. There are no stamp duties (other than the stamp duties mentioned in [Schedule 2] hereto), income taxes, withholdings, levies, registration taxes, or other duties or similar taxes or charges now imposed, or which under the present laws of the Cayman Islands could in the future become imposed, in connection with the enforcement or admissibility in evidence of the Documents or on any payment to be made by the Company or the Selling Shareholder or any other person pursuant to the Documents.

7. None of the parties to the Documents (other than the Company and the Selling Shareholder) is or will be deemed to be resident, domiciled or carrying on business in the Cayman Islands by reason only of the execution, delivery, performance or enforcement of the Documents to which any of them is party.

8. The statements relating to legal matters, documents or proceedings included in (a) the Prospectus under the captions “Enforcement of Civil Liabilities,” “Risk Factors—Ownership of Our Common Shares by Our Sponsor Group,” “Risk Factors—Limited Protection of Shareholder Interests,” “Risk Factors—Anti-Takeover Provisions Could Discourage or Prevent an Acquisition of Us,” “Risk Factors—Enforcement of Civil Liabilities,” “Description of Share Capital” and “Certain Income Tax Considerations” and (b) the Registration Statement in Item 15, in each case fairly and accurately summarize in all material respects such matters, documents or proceedings.

9. The sale of Shares by the Selling Shareholder will not be subject to any pre-emptive or similar rights.

10. A judgment obtained in a foreign court will be recognized and enforced in the courts of the Cayman Islands without any re-examination of the merits:

(a) at common law, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, where the judgment is final and in respect of which the foreign court had jurisdiction over the defendant according to Cayman Islands conflict of law rules and which is conclusive, for a liquidated sum not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations, and which was neither obtained in a manner, nor is of a kind enforcement of which is contrary to natural justice or the public policy of the Cayman Islands; or

(b) by statute, by registration in the Grand Court of the Cayman Islands and execution as if it were a judgment of the Grand Court, where the judgment is a judgment of a superior court of any state of the Commonwealth of Australia which is final and conclusive for a sum of money not in respect of taxes or other charges of a like nature or in respect of a fine, penalty or revenue obligation and which remains enforceable by execution in that jurisdiction.

11. It is not necessary or advisable under the laws of the Cayman Islands that any of the Documents or any document relating thereto be registered or recorded in any public office or elsewhere in the Cayman Islands in order to ensure the validity, effectiveness or enforceability of any of the Documents.

12. The Company has executed an effective submission to the jurisdiction of the courts of the various jurisdictions specified in the Documents.

13. The Company is subject to civil and commercial law with respect to its obligations under the Documents and neither the Company nor any of its assets is entitled to immunity from suit or enforcement of a judgment on the grounds of sovereignty or otherwise in the courts of the Cayman Islands in proceedings against the Company in respect of any obligations under the Documents, which obligations constitute private and commercial acts rather than governmental or public acts.

14. There are no actions, suits or proceedings pending against the Company before any court in the Cayman Islands. So far as we are aware (having made enquiry of the board of directors

B-2

of the Company and based on our examination of the records of the Company referred to in [Schedule 1]) no steps have been, or are being, taken to compulsorily wind up the Company and no resolution to voluntarily wind up the Company has been adopted by its members.

15. A judgment of a court in the Cayman Islands may be expressed in a currency other than Cayman Islands dollars.

16. Statements as to Cayman Islands law made in the Registration Statement and the Prospectus are true and accurate in all material respects.

17. Legal title to the Shares is transferred by way of an instrument of transfer of shares in any usual or common form or such other form as the Directors may, in their absolute discretion, approve is executed by or on behalf of the transferor accompanied by the certificate (if any) of the Shares to which it relates (and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer) is delivered to the Company and then approved by the Directors for registration. The transfer becomes effective by the name of the transferee being entered into the Register of Members in respect of the shares transferred and a corresponding entry being made in relation to the transferor.

B-3

EXHIBIT C

FORM OF OPINION OF MAPLES AND CALDER

1. The authorized share capital of the Company conforms as to legal matters to the description thereof contained in the Registration Statement.

2. The Common Shares (including the Shares to be sold by the Selling Shareholder) outstanding have been duly authorized and are legally and validly issued, fully paid and non-assessable.

3. The Company is in good standing under the laws of the Cayman Islands.

EXHIBIT D

FORM OF OPINION OF SEAGATE TECHNOLOGY GENERAL COUNSEL

1. To my knowledge there are no pending or threatened actions, suits or proceedings against or affecting the Company or its Subsidiaries or any of their respective properties that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

2. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company and the Selling Shareholder.

3. The compliance by the Company with all of the provisions of the Underwriting Agreement will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate any U.S. federal or New York statute or any rule or regulation that has been issued pursuant to any U.S. federal or New York statute or any order known to us issued pursuant to any U.S. federal or New York statute, by any court or governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their properties.

4. No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or California governmental agency or body or, to my knowledge, any U.S. federal or California court is required for the compliance by the Company with all of the provisions of the Underwriting Agreement, except for the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter.

5. The sale of the Shares by the Selling Shareholder and the compliance by the Selling Shareholder with all of the provisions of the Underwriting Agreement will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on the annexed [Schedule A] furnished to me by the Selling Shareholder and which the Selling Shareholder has represented lists all material instruments to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such action violate any U.S. federal or California statute or any rule or regulation issued pursuant to any U.S. federal or California statute or any order known to me issued pursuant to any U.S. federal or California statue by any court or governmental agency or body or court having jurisdiction over the Selling Shareholder or any of its properties.

6. No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or California governmental agency or body or, to my knowledge, any U.S. federal or

California court is required for sale of the Shares by the Selling Shareholder and the compliance by the Selling Shareholder with all of the provisions of the Underwriting Agreement, except for the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter.

7. There are no preemptive or other rights to subscribe for or to purchase any shares of the Company’s capital stock pursuant to any agreement or other instrument filed as an exhibit to the Registration Statement.

D-2

EXHIBIT E

FORM OF OPINION OF WILSON SONSINI GOODRICH & ROSATI

The statements in the Prospectus under “Underwriter,” insofar as such statements constitute a summary of the Underwriting Agreement, fairly present the information called for with respect to the Underwriting Agreement and fairly summarize the matters presented therein.

We have participated in conferences with certain officers and representatives of the Company, the Underwriter, counsel for the Company and the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed. Although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, no facts have come to our attention that have caused us to believe that, (i) as of the effective date, the Registration Statement or any amendment thereto (other than the financial statements and related schedules and the financial and statistical data derived from such financial statements or schedules, as to which we express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) as of its issue date or as of the date hereof, the Prospectus (other than the financial statements and related schedules and the financial and statistical data derived from such financial statements or schedules, as to which we express no belief), contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, we confirm that each of the Registration Statement, at the time it was declared effective by the Commission under the Securities Act, and the Prospectus, at the time it was transmitted for filing with the Commission pursuant to Rule 424(b) under the Securities Act (other than the financial statements and related schedules and the financial and statistical information derived from such financial statements or schedules, as to which we express no belief) complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder.